UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 ___________________________________

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2013
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 Booz Allen Hamilton Holding Corporation
(Exact name of Registrant as specified in its charter)
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Delaware	001-34972	26-2634160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8283 Greensboro Drive, McLean, Virginia		22,102
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (703) 902-5000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Booz Allen Hamilton Holding Corporation (“Booz Allen”), the parent company of management and technology consulting firm Booz Allen Hamilton Inc. (the “Borrower”), announced earlier that the company's management is exploring, subject to continuing management review and to further consideration and ultimate approval by the company's Board of Directors, a possible repricing amendment for the Borrower's outstanding $1,017 million of Tranche B Term Loans. In connection with the proposed repricing amendment, Booz Allen intends to provide its existing lenders and potential lenders with financial information which has not been previously publicly reported by Booz Allen. Such information is contained in Exhibit 99.1 to this report and is incorporated herein by reference.
If consummated, the terms of the repricing amendment will be disclosed upon completion. For the avoidance of doubt, the consummation of the repricing amendment is subject to further consideration and ultimate approval by the company's Board of Directors.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Financial Information

Forward Looking Statements
This report, including the exhibit filed herewith, contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). These statements express Booz Allen's current expectation of future events or its future performance and do not relate directly to historical or current events. As such, Booz Allen's future actions and related results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this report, possibly to a material degree. Booz Allen can offer no assurance that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term goals will be realized. Specifically, the amendment described in this report is contingent upon, among other things, approval by the company's Board of Directors, and Booz Allen can offer no assurance that this proposed transaction will be approved by the company's Board of Directors or consummated on the terms or within the timeframe that Booz Allen currently contemplates, if at all. All forward-looking statements included in this report speak only as of the date made, and, except as required by law, Booz Allen undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

BY: /s/ Robert S. Osborne
Robert S. Osborne
Executive Vice President and General Counsel
Date: August 5, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Financial Information